12. Stockholders' Equity (Deficiency) (Details Narrative) (USD $)	12 Months Ended
Dec. 31, 2012
Stockholders Equity Deficiency Details Narrative
Offering costs

Company raised $530,337 (net of offering costs of $184,663 and five-year warrants to purchase: (i) 100,000 common shares at $0.35 per share and (ii) 98,000 common shares at $0.50 per share.) from the sale of 20.43 Units (including 2,042,856 common shares and 1,021,432 warrants) under the offering. The offering shall terminate no later than March 31, 2013.

Stock options granted	6,777,967
Stock options granted exercise price	$ 0.35
Stock options vested	$ 910,214
Fair value of stock options granted to employees	1,747,007
Compensation expense	252,057
Unrecognized compensation costs related to nonvested share-based compensation	$ 980,898
Unrecognized compensation costs weighted average period	1 year 6 months
Weighted-average grant-date fair value of options granted to employees	$ 0.13